EXIBIT 99 (d)



                    CERTIFICATION BY CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                    CFO Certification of Financial Statements


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies in his capacity as an officer of Legal Club of America Corporation. (the "Company") that (a) the Quarterly Report of the Company on Form 10-QSB for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.


Date: February 10, 2003                /s/ ELVIE LAMAR WEBER
                                       -----------------------------------------
                                       Elvie Lamar Weber,
                                       Chief Financial Officer


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